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                                3,000,000 Shares

                             PATTERSON ENERGY, INC.

                                  Common Stock

                       BOUGHT DEAL UNDERWRITING AGREEMENT


                                                              September 11, 2000


CIBC World Markets Corp.
Morgan Keegan & Company, Inc.
Raymond James & Associates, Inc.
     c/o CIBC World Markets Corp.
         One World Financial Center
         New York, New York  10281


Ladies and Gentlemen:

Patterson Energy, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions contained herein, to sell to CIBC World Markets Corp., Morgan Keegan & Company, Inc. and Raymond James & Associates, Inc. (the "Underwriters"), an aggregate of 3,000,000 shares (the "Shares") of the Company's Common Stock, $0.01 par value (the "Common Stock").

                  1.      Sale and Purchase of the Shares.

                  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price of $33.00 per share (the "Initial Price"), the number of Shares set forth opposite the name of such Underwriter under the column "Number of Shares to be Purchased from the Company" on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.



                  2. Delivery and Payment. Delivery by the Company of the Shares to the Underwriters for their respective accounts, and payment of the purchase price by certified or official


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bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company for the shares purchased from the Company, against delivery of certificates therefor to the Underwriters, shall take place at the offices of CIBC World Markets Corp., One World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and CIBC (such time and date of delivery and payment are called the "Closing Date").

                  Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Underwriters shall request at least two full business days before the Closing Date and shall be made available to the Underwriters for checking and packaging, at such place as is designated by CIBC, on the full business day before the Closing Date.

                  3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Underwriter as follows:

                  (a) The Company meets the requirements for use of Form S-3 for the primary offering of the Shares under the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules") of the Securities and Exchange Commission (the "Commission") thereunder. A Registration Statement on Form S-3 (File No. 333-89885), with respect to the Shares, including a Prospectus (as defined below), have been carefully prepared by the Company in conformity with the requirements of the Securities Act, and have been filed with the Commission and declared effective. Such Registration Statement and Prospectus may have been amended or supplemented prior to the date of this Underwriting Agreement; any such amendment of such Registration Statement or supplement was so prepared and filed, and any such amendment filed after the effective date of such Registration Statement (the "Effective Date") has been declared effective. No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Shares (the "Offering") and additional information concerning the Company and its business has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Rules on or before the second business day after the date hereof (or such earlier time as may be required by the Rules). Copies of such Registration Statement and Prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Underwriting Agreement (including one fully executed copy of the Registration Statement and of each amendment thereto for the Underwriters and their counsel) have been, or will be, delivered to the Underwriters and their counsel. The Registration Statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of Prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus." Any


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         reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Underwriting Agreement, all references to the Registration Statement and Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical in content to any Prospectus delivered to the Underwriters for use in connection with the offering of the Shares.

                  (b) Each part of the Registration Statement, when such part became or becomes effective and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date conformed or will conform in all material respects with the requirements of the Securities Act and the Rules; each part of the Registration Statement, when such part became or becomes effective, or when such part was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date thereof and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriters that was furnished to the Company by each Underwriter specifically for use in the preparation thereof.

                  (c) The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto, when they became or become effective under the Securities Act or were or are filed with the Commission under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act, the Rules, the Exchange Act and/or the rules and regulations of the Commission thereunder (the "Exchange Rules"), as applicable.

                  (d) The consolidated financial statements of the Company together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Company as of the dates indicated and the results of operations, changes in financial position, shareholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods


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         involved (except as otherwise stated therein). The summary and/or selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. No other financial statements are required to be set forth or incorporated by reference in the Registration Statement or the Prospectus under the Securities Act or the Rules, including any financial statements required by Rule 3-05 or Rule 3-14 of Regulation S-X.

                  (e) PricewaterhouseCoopers LLP, whose reports are incorporated by reference in the Registration Statement, are and, during the periods covered by their reports, were to the knowledge of the Company independent public accountants as required by the Securities Act and the Rules.

                  (f) The Company and each of its subsidiaries or other entities directly or indirectly controlled by the Company (the "Subsidiaries") have been duly organized and are validly existing as corporations, limited liability companies or limited partnerships, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or formation and are duly qualified to transact business as foreign corporations, limited liability companies or limited partnerships, as the case may be, and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its Subsidiaries, taken as a whole. The Company and each of its Subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. The Company does not own, lease or license any asset or property or conduct any business outside the United States of America.

                  (g) The issued shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except for directors' qualifying shares and as otherwise set forth in the Prospectus are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.


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                  (h) The Company has an authorized, issued and outstanding
         capitalization as set forth in the consolidated balance sheet of the Company dated June 30, 2000 included in the Company's Quarterly Report on Form 10-Q for the three-month period ended June 30, 2000 (the "Form 10-Q") incorporated by reference in the Prospectus, except for (i) issuances of Common Stock pursuant to outstanding employee stock options and (ii) issuances of Common Stock after June 30, 2000 which is, or will be, described in documents incorporated by reference in the Prospectus or in the Prospectus Supplement. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Shares have been duly authorized and at the Closing Date, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Securities Act in the public offering contemplated by this agreement or within the period ending 90 days after the date of this Agreement.

                  (i) The capital stock of the Company conforms to the description incorporated by reference in the Prospectus.

                  (j) Except as disclosed in the Prospectus or as will be described in the Prospectus Supplement, there are no outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (k) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (l) No litigation or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or to which the property of the Company or any of its Subsidiaries is subject that (i) are required to be described in the Registration Statement or the Prospectus and are not described therein or in the documents incorporated by reference thereto or (ii) might reasonably be expected to have a material adverse effect on the condition (financial or otherwise), assets, net worth, business prospects or results of


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         operations of the Company and its Subsidiaries, taken as a whole (a
         "Material Adverse Effect"), and no such proceedings have been threatened against the Company or any of its Subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or in the documents incorporated by reference thereto, that is not described therein or filed as required.

                  (m) The issuance, offering and sale of the Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Shares (as amended) is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act, or
         (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its Subsidiaries.

                  (n) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Company or any of its Subsidiaries, except in each case as described in or contemplated by the Prospectus.

                  (o) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares (except for the sale of the Shares by the Company under this Agreement) or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other Shares of the Company.


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                  (p) Except as disclosed in documents incorporated by reference in the Registration Statement or the Prospectus, the Company and each of its Subsidiaries have (i) good and defensible title to their interests in oil and gas properties owned by them, (ii) good and marketable title in fee simple to all other real property owned by them and (iii) good and marketable title to all personal property owned by them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary, and any real property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described in or contemplated by the Prospectus.

                  (q) The participation agreements, joint development agreements, joint operating agreements, farm-out agreements and other agreements described in the Prospectus or in the documents incorporated by reference therein, relating to the Company's rights with respect to the ownership, lease or operation of oil and gas properties, the acquisition of interests in oil and gas properties or the exploration for, development of or production of oil and gas reserves thereon constitute valid and binding agreements of the Company and its Subsidiaries that are parties thereto and, to the best knowledge of the Company, of the other parties thereto, enforceable in accordance with their terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (r) The information underlying the estimates of the proved reserves of the Company and its Subsidiaries as of December 31, 1999, which was supplied by the Company to M. Brian Wallace ("Wallace"), an independent petroleum engineer, for purposes of auditing the reserve reports and estimates of the Company, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; to the knowledge of the Company, Wallace is an independent petroleum engineer with respect to the Company; other than normal production of the reserves and intervening spot market product price fluctuations described in the Prospectus or in the documents incorporated by reference therein, the Company is not aware of any facts or circumstances that would result in a material adverse change in the reserves, or the present value of future net cash flows therefrom, as described in the Prospectus or in the documents incorporated by reference therein; estimates of such reserves and present values as described in the Prospectus or in the documents incorporated by reference therein comply in all material respects to the applicable requirements of Regulation S-X and Industry Guide 2 under the Act.


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                  (s) Except as described in the Prospectus, as of the date
         hereof, (i) all royalties, rentals, deposits and other amounts due on the oil and gas properties of the Company have been properly and timely paid, and no proceeds from the sale or production attributable to the oil and gas properties of the Company are currently being held in suspense by any purchaser thereof, except where such amounts due could not, singly or in the aggregate, have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole and (ii) there are no claims under take-or-pay contracts pursuant to which natural gas purchasers have any make-up rights affecting the interest of the Company in its oil and gas properties, except where such claims would not, singly or in the aggregate, have a Material Adverse Effect.

                  (t) As of the date hereof, the aggregate undiscounted monetary liability of the Company for petroleum taken or received under any operating or gas balancing and storage agreement relating to its oil and gas properties that permits any person to receive any portion of the interest of the Company in any petroleum or to receive cash or other payments to balance any disproportionate allocation of petroleum would not, in the aggregate, have a Material Adverse Effect.

                  (u) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or included in the documents incorporated by reference therein, (1) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (3) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated Subsidiaries, except in each case as described in or contemplated by the Prospectus and, with respect to clause (3), except for the conversion of the Subsidiaries from corporations to limited liability limited partnerships effective December 29, 1999.

                  (v) No labor dispute with the employees of the Company or any of its Subsidiaries exists or is threatened or imminent that could reasonably be expected to have a Material Adverse Effect, except as described in or contemplated by the Prospectus or in the documents incorporated by reference therein.

                  (w) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be


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         able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect , except as described in or contemplated by the Prospectus.

                  (x) Except as described in documents incorporated by reference in the Registration Statement or the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except (i) for restrictions imposed by general corporate law of the jurisdiction in which any such Subsidiary may be organized or (ii) as described in or contemplated by the Prospectus or (iii) restrictions which would not, singly or in the aggregate, have a Material Adverse Effect.

                  (y) The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where a failure to possess any such items would not have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in or contemplated by the Prospectus or in the documents incorporated by reference therein.

                  (z) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith, or as described in or contemplated by the Prospectus.

                  (aa) Neither the Company nor any of its Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health; the Company and its Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health laws and regulations to conduct their respective businesses; and the Company and each such Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except in each case any such violation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would


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         not, singly or in the aggregate, have a Material Adverse Effect except as described in or contemplated by the Prospectus.

                  (bb) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                  (cc) Except (i) for the limited and general partnership interests of each of the Subsidiaries owned by the Company, (ii) as described in or contemplated by the Prospectus, and (iii) for investments that are not material to the Company and its Subsidiaries taken as a whole, neither the Company nor any such Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity.

                  (dd) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound or may be affected, except for any such default or event that will not, individually or in the aggregate, have a Material Adverse Effect.

                  (ee) The Company has not distributed any offering material in connection with the offering and sale of the Shares other than the Registration Statement or any amendment thereto, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                  (ff) The Company and each of its Subsidiaries owns or possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") described in or incorporated by reference in the Registration Statement and the Prospectus as being owned by it necessary for the conduct of its business. Neither the Company nor any of its Subsidiaries has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

                  (gg) Except for such transactions as are disclosed in the Company's Proxy Statement filed with the SEC in connection with the Company's annual meeting of shareholders for 2000, no transaction has occurred between or among the Company and any of its officers or directors or five percent shareholders or any affiliate or affiliates of any such officer or director or five percent shareholders that is required to be described in and is not described in or incorporated by reference in the Registration Statement and the Prospectus.


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                  (hh) A registration statement has been filed on Form 8-A
         pursuant to the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

                  (ii) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
         (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (jj) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Underwriters.

                  (kk) (i) Each of the Company and its Subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; (ii) neither the Company nor its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where the failure to have such permit, license or approval or to so comply would not, individually or in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; (iv) to the Company's knowledge, no facts currently exist that will require the Company or its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under CERCLA.

                  (ll) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (mm) The Company, its Subsidiaries or any other person associated with or acting on behalf of the Company or its Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries has not, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                  (nn) The Company has reviewed its operations and that of its Subsidiaries and evaluated the extent to which the business or operations of the Company or any of its Subsidiaries has been affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its Subsidiaries have not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review and experience, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's response to the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and (B) the Year 2000 Problem has had, or will have, a Material Adverse Effect, or result in any material loss or interference with the business or operations of the Company and its Subsidiaries, taken as a whole; and (ii) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and such Subsidiaries have adequately addressed the Year 2000 Problem, except to the extent that a failure to address the Year 2000 by a supplier, vendor, customer or material third party would not have a Material Adverse Effect.

                  (oo) No holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 90 days after the date of this Agreement. Each director and executive officer of the Company (other than Messrs. Rossi and Gist) has delivered to the Underwriters his enforceable written lock-up agreement in the form attached to this Agreement ("Lock-Up Agreement").

                  4. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares is subject to each of the following terms and conditions:

                  (a) Notification that the Registration Statement has become effective shall have been received by the Underwriters and the Prospectus Supplement shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

                  (b) No order preventing or suspending the use of the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Underwriters.

                  (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 4(d) shall be true and correct when made and on and as of the Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before the Closing Date.

                  (d) The Underwriters shall have received on the Closing Date a certificate, addressed to the Underwriters and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that (i) the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to the Closing Date, and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

                  (e) The Underwriters shall have received, at the time this Agreement is executed and on the Closing Date a signed letter from PricewaterhouseCoopers LLP addressed to the Underwriters and dated, respectively, the date of this Agreement and the Closing Date, in form and substance reasonably satisfactory to the Underwriters and their counsel, confirming that they are independent accountants of the Company within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                           (ii) on the basis of a reading of the amounts
                  included in the Company's Annual Report on Form 10-K, as amended (the "1999 Form 10-K," which is incorporated by reference in the Registration Statement and the Prospectus), under the heading "Selected Financial Data," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                           (A) the amounts in "Selected Financial Data" included in the 1999 Form 10-K (which is incorporated by reference into the Registration Statement and the Prospectus) do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived, or do not comply as to the form in all material respects with the applicable accounting requirements of the Securities Act and the Rules or that the information set forth therein is not fairly stated in relation to the financial statements included in the Registration Statement or Prospectus from which certain of such data were derived;

                           (B) any material modifications should be made to the unaudited consolidated financial statements included or incorporated by reference in the Registration Statement or the Prospectus for them to be in conformity with Generally Acceptable Auditing Standards;

                           (C) that the unaudited consolidated financial statements included or incorporated by reference in the Registration Statement or the Prospectus do not comply as to form in all material respects with the applicable requirements of the Securities Act and the Rules;

                           (D) with respect to the Company, there were, at a specified date not more than three business days prior to the date of the letter, and based upon the most recently available consolidated financial statements of the Company, any increases in the current liabilities and long-term liabilities of the Company or any decreases in working capital or the stockholders' equity in the Company, as compared with the amounts shown on the Company's audited balance sheet for the fiscal year ended December 31, 1999 and the Company's unaudited balance sheet as of June 30, 2000 (included in the Form 10-Q and incorporated by reference in the Registration Statement and the Prospectus), or any decreases in net income (or increases in net loss), as compared to a comparable period during the last fiscal year; and

                           (iii) they have performed certain other procedures as
                  may be permitted under Generally Acceptable Auditing Standards as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus (or in documents incorporated by reference therein) and reasonably specified by the Underwriters agrees with the accounting records of the Company.

                           References to the Registration Statement and the
                  Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

                  (f) The Underwriters shall have received on the Closing Date from Baker & Hostetler LLP, counsel for the Company, an opinion, addressed to the Underwriters and dated the Closing Date, and stating in effect that:

                           (i) the Company and each of the Subsidiaries have
                  been duly incorporated or formed and are validly existing as corporations, limited liability companies or limited liability limited partnerships, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or formation and are duly qualified to transact business as foreign corporations or limited liability companies, limited liability limited partnerships or limited partnerships, as the case may be, and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole;

                           (ii) the Company and each of the Subsidiaries have
                   corporate or partnership power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

                           (iii) the limited and general partner interests of
                  each of the Subsidiaries are beneficially owned (directly or indirectly) by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                           (iv) the Company has an authorized, issued and
                  outstanding capital stock as set forth in the Form 10-Q; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and to the knowledge of such counsel have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights contained in the Certificate of Incorporation or other rights to subscribe for or purchase securities known to such counsel; the Shares have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Shares have been duly included for trading on the Nasdaq National Market; to the knowledge of such counsel, except for such rights as have been waived as of the date hereof, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive rights contained in the Certificate of Incorporation or other rights to subscribe for any of the Shares known to such counsel; and, assuming that the Company has sent written notice to all holders of securities of the Company who have the right to register the offer or sale of any securities owned by such holders under the Act in connection with the public offering contemplated by this Agreement, there is no holder of such securities who has not waived such registration rights or failed to exercise such registration rights within the time permitted by the notice;

                           (v) the statements set forth under the "Description
                  of Capital Stock" incorporated by reference in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the heading "Business and Properties--Government Regulation and Environmental" in the Company's 1999 Form 10-K incorporated by reference into the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary in all material respects of such legal matters, documents and proceedings;

                           (vi) the execution and delivery of this Agreement
                  have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                           (vii) to such counsel's knowledge (A) no legal or
                  governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and no such proceedings have been threatened against the

                  Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                           (viii) the issuance, offering and sale of the Shares
                  to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority other than as may be required by federal and state securities laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or the Subsidiaries, except that no opinion is expressed as to state securities or blue sky laws for purposes of this subparagraph;

                           (ix) the Registration Statement is effective under
                  the Act; any required filing of the Prospectus, or the Prospectus Supplement, pursuant to Rule 424(b) has been made in the manner and within the time period required by 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission; and

                           (x) the Registration Statement and the Prospectus
                  Supplement (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder.

                  To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Underwriters as to matters which are governed by laws other than the laws of the State of Colorado, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Underwriters and counsel for the Underwriters.

                  Such counsel shall also state that they have no reason to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial and oil and gas reserve data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial and oil and gas reserve data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (g) All proceedings taken in connection with the sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters, and counsel and the Underwriters shall have received from Andrews & Kurth L.L.P., a favorable opinion, addressed to the Underwriters and dated the Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Underwriters may reasonably request, and the Company shall have furnished to Andrews & Kurth L.L.P., such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (h) The Underwriters shall have received copies of the Lock-up Agreements executed by each entity or person described in Section 3(oo).

                  (i) The Company shall have furnished or caused to be furnished to the Underwriters such further certificates or documents as the Underwriters shall have reasonably requested.

                  5. Covenants of the Company.

                  (a) The Company covenants and agrees as follows:

                           (i) The Company will cause the Prospectus Supplement
                  to be filed (but only if the Underwriters or their counsel has not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriters promptly of such filing.

                           (ii) The Company shall promptly advise the
                  Underwriters in writing (i) when any amendment to the Registration Statement shall have become effective or any subsequent supplement to the Prospectus has been filed, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Underwriters a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Underwriters reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (iii) If, at any time when a prospectus relating to
                  the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 7(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                           (iv) The Company shall make generally available to
                  its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                           (v) The Company shall furnish to CIBC and counsel for
                  the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of the Prospectus and any amendments thereof and supplements thereto as the Underwriter may reasonably request.

                           (vi) The Company shall cooperate with the
                  Underwriters and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Underwriters may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                           (vii) Without the prior written consent of the
                  Underwriters, for a period of 90 days after the date of this Agreement, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus. In the event that during this period any person or entity requests the Company to file a registration statement under the Act to cover the resale by such person or entity of shares of Common Stock, the Company may do so, but only consistent with or pursuant to the terms of existing registration rights.

                           (viii) On or before completion of this offering, the
                  Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                           (ix) The Company will apply the net proceeds from the
                  offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

                  (b) The Company agrees to pay, or reimburse if paid by any of the Underwriters, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the furnishing (including costs of shipping and mailing) to the Underwriters of copies of the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (iv) inclusion of the Shares for quotation on the NASDAQ National Market; and (v) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 8, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriter under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

                  6. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) in whole or in part upon any breach of the representations and warranties set forth in Section 3 hereof, or (iii) in whole or in part upon any failure of the Company to materially perform any of its obligations hereunder or under law; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter on behalf of such Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the (i) the public pricing information set forth in the fourth paragraph of the cover page of the Prospectus Supplement and (ii) the information contained in the fourth and fifth paragraphs under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

                  (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

                  7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 6(a) or 6(b) is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
Section 6 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand, and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus supplement, bear to (y) the underwriting discounts received by the Underwriters. For purposes of this Agreement, the term "underwriting discount(s)" shall mean the excess of the aggregate sales price of the Shares to the public over the aggregate price paid for the Shares by the Underwriters pursuant to this Agreement. The relative fault of the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) in the immediately preceding sentence of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint.

                  8. Termination. This Agreement may be terminated with respect to the Shares to be purchased on the Closing Date by the Underwriters by notifying the Company at any time:

                  (a) in the absolute discretion of the Underwriters at or before the Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriters will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Underwriters, inadvisable or impracticable to market the Shares;
         (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority; or (vi) if, in the judgment of the Underwriters, there has occurred a Material Adverse Effect, or

                  (b) at or before the Closing Date, that any of the conditions specified in Section 4 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company for damages occasioned by its failure or refusal.

                  9. Substitution of Underwriters. If any Underwriter other than CIBC shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 8) to purchase on the Closing Date the Shares agreed to be purchased on the Closing Date by such Underwriter, CIBC shall purchase such Shares or make such other arrangements as CIBC may deem advisable upon the terms set forth in this Agreement. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default.

                  10. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

                  This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

                  All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Underwriters, c/o CIBC World Markets Corp., 1600 Smith Street, Suite 3100, Houston, Texas 77002 Attention: Ronald Ormand, with a copy to CIBC World Markets Corp., One World Financial Center, New York, New York 10281 Attention: Jennifer Aranoff, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to Thomas Maxfield, Baker & Hostetler, 303 E. 17th Avenue, Suite 1100, Denver, Colorado 80203-1264.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among us.

                                                 Very truly yours,

                                                 PATTERSON ENERGY, INC.

                                                 By: /s/ Cloyce A. Talbott
                                                    ----------------------------
                                                 Title: Chief Executive Officer
                                                       -------------------------


Confirmed:

CIBC WORLD MARKETS CORP.


By: /s/ Ronald Ormand
   ------------------------------
Title: Managing Director
      ---------------------------



MORGAN KEEGAN & COMPANY, INC.



By: /s/ L. Jack Powell
   ------------------------------
Title: Managing Director
      ---------------------------

RAYMOND JAMES & ASSOCIATES, INC.



By: /s/ Steven C. Grant
   ------------------------------
Title: Managing Director
      ---------------------------

                                   SCHEDULE I




                                                         NUMBER OF
                                                        SHARES TO BE
       NAME                                              PURCHASED
       ----                                            -------------
CIBC WORLD MARKETS CORP.                                   2,000,000
MORGAN KEEGAN & COMPANY, INC.                                500,000
RAYMOND JAMES & ASSOCIATES, INC.                             500,000
                                                       -------------

                                             TOTAL         3,000,000
                                                       =============